SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          21-Jun-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        21-Jun-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   180729881      754160   978954           0   179975721  21-Jun-99
IPP-A-2    51380797      267255   278313           0    51113542  21-Jun-99
IPP-A-3     6232000           0    33757           0     6232000  21-Jun-99
IPP-A-4     6433227           0    34847           0     6433227  21-Jun-99
IIPP-A     41305482       39902   223738           0    41265580  21-Jun-99
III-A-1    78485389     1290396   456545           0    77194992  21-Jun-99
IV-A-1    122721004     3934088   664739           0   118786915  25-Jun-99
IV-A-2      1836737           0        0           0     1846686  25-Jun-99
IV-A-3     14259450           0    77239           0    14259450  25-Jun-99
IV-A-4       736919           0        0           0      740911  25-Jun-99
I-P          139184         156        NA          0      139028  21-Jun-99
A-P          324377         345        NA          0      324032  25-Jun-99
III-X-1     6767853           NA   39368           0     6697828  21-Jun-99
III-X-2     3417459           NA   19879           0     3251455  21-Jun-99
IV-X       21303412           NA  115393           0    20688208  25-Jun-99
C-B-1       6313466        5421    34198           0     6308046  21-Jun-99
C-B-2       3157632        2711    17104           0     3154921  21-Jun-99
C-B-3       1353014        1162     7329           0     1351852  21-Jun-99
C-B-4       1202678        1033     6515           0     1201646  21-Jun-99
C-B-5        601339         516     3257           0      600822  21-Jun-99
C-B-6        902013         774     4886           0      901239  21-Jun-99
D-B-1      10364033        7103    57627           0    10356931  25-Jun-99
D-B-2       4196134        2876    23332           0     4193259  25-Jun-99
D-B-3       2344434        1607    13036           0     2342827  25-Jun-99
D-B-4       1727477        1184     9605           0     1726293  25-Jun-99
D-B-5        740347         507     4117           0      739840  25-Jun-99
D-B-6       1604089        1099     8919           0     1602990  25-Jun-99
A-R               0           0        0           0           0  25-Jun-99
TOTAL:    539091104     6312294  3112695           0   532792750

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    994.63898     4.15048  5.38763   990.48849 21-Jun-99
IPP-A-2    993.32632     5.16674  5.38052   988.15958 21-Jun-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 21-Jun-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 21-Jun-99
IIPP-A     998.10212     0.96418  5.40639   997.13794 21-Jun-99
III-A-1    971.01660    15.96471  5.64834   955.05189 21-Jun-99
IV-A-1     957.68045    30.70053  5.18744   926.97992 25-Jun-99
IV-A-2    1010.86267     0.00000  0.00000  1016.33817 25-Jun-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 25-Jun-99
IV-A-4    1010.86267     0.00000  0.00000  1016.33818 25-Jun-99
I-P        997.84479     1.12005       NA   996.72474 21-Jun-99
A-P        975.03634     1.03841       NA   973.99793 25-Jun-99
III-X-1    971.42526          NA  5.65072   961.37422 21-Jun-99
III-X-2    968.24237          NA  5.63221   921.20975 21-Jun-99
IV-X       952.63792          NA  5.16012   925.12746 25-Jun-99
C-B-1      998.33435     0.85713  5.40764   997.47721 21-Jun-99
C-B-2      998.33435     0.85713  5.40764   997.47721 21-Jun-99
C-B-3      998.33435     0.85713  5.40764   997.47721 21-Jun-99
C-B-4      998.33435     0.85714  5.40765   997.47722 21-Jun-99
C-B-5      998.33433     0.85714  5.40764   997.47720 21-Jun-99
C-B-6      998.33434     0.85714  5.40765   997.47721 21-Jun-99
D-B-1      998.65418     0.68438  5.55283   997.96979 25-Jun-99
D-B-2      998.65418     0.68438  5.55283   997.96979 25-Jun-99
D-B-3      998.65418     0.68439  5.55283   997.96979 25-Jun-99
D-B-4      998.65418     0.68438  5.55283   997.96979 25-Jun-99
D-B-5      998.65418     0.68438  5.55283   997.96980 25-Jun-99
D-B-6      998.65418     0.68438  5.55283   997.96980 25-Jun-99
A-R          0.00000     0.00000  0.00000     0.00000 25-Jun-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Jun-99